Vanguard Variable Insurance Funds

Supplement Dated October 1, 2019, to the Statement of Additional Information Dated April 26, 2019

Effective October 1, 2019, the Vanguard’s Proxy Voting Guidelines section (revised to Proxy Voting) is replaced in its entirety with the following:

I. Proxy Voting Policies

Each Vanguard fund advised by Vanguard has retained proxy voting authority for each respective portfolio advised by Vanguard. The Board of Trustees of the Vanguard-advised funds (the Board) has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority, which are summarized in Appendix A. The Board of each Vanguard fund advised by a manager not affiliated with Vanguard has delegated the authority to vote proxies related to the portfolio securities held by each fund to its respective advisor(s). Each advisor will vote such proxies in accordance with its proxy voting policies and procedures, which are summarized in Appendix B.

II. Securities Lending

There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. For the funds managed by Vanguard, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security based on the criteria set forth in Appendix A. Additionally, Vanguard has processes in place for advisors unaffiliated with Vanguard who have been delegated authority to vote proxies on behalf of certain Vanguard funds to inform Vanguard of an upcoming vote they deem to be material in accordance with such advisor’s proxy voting policies and procedures in order for Vanguard to instruct the recall of the security.

To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC’s website at www.sec.gov.

The following is added as Appendix A to this Statement of Additional Information:

Vanguard-Advised Funds Proxy Voting Policy

Each Vanguard fund advised by Vanguard retains proxy voting authority for each respective portfolio advised by Vanguard. The Board of Trustees (the Board) for the Vanguard-advised funds has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority.

The Investment Stewardship Oversight Committee (the Committee), made up of senior officers of Vanguard and subject to the procedures described below, oversees the Vanguard-advised funds’ proxy voting. The Committee reports directly to the Board. Vanguard is subject to these procedures and the proxy voting guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have also been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of each fund’s investments—and those of fund shareholders—over the long term, consistent with the fund’s investment objective. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the voting principles and guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented. For more information on the funds’ proxy voting guidelines, please visit about.vanguard.com/investment-stewardship.

I. Investment Stewardship Team

The Investment Stewardship Team administers the day-to-day operation of the funds’ proxy voting process, overseen by the Committee. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Investment Stewardship Team will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted. The Investment Stewardship Team performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Investment Stewardship Team also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

II. Investment Stewardship Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard. The Committee works with the Investment Stewardship Team to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. There may be instances when the Committee is called upon to determine how to apply the proxy voting principles and guidelines in the best interest of each fund’s shareholders. The Board reviews the procedures and guidelines annually and modifies them from time to time in consultation with the Committee.

III. Proxy Voting Principles

Vanguard’s investment stewardship activities are grounded in four principles of good governance:

1) Board composition: We believe good governance begins with a great board of directors. Our primary interest is to ensure that the individuals who represent the interests of all shareholders are independent, committed, capable, and appropriately experienced.

2) Oversight of strategy and risk: We believe that boards are responsible for effective oversight of a company’s long-term strategy and any relevant and material risks.

3) Executive compensation: We believe that performance-linked compensation (or remuneration) policies and practices are fundamental drivers of sustainable, long-term value.

  4) Governance structures: We believe that companies should have in place governance structures to ensure that boards and management serve in the best interests of the shareholders they represent.

IV. Evaluation of Proxies

For ease of reference, the procedures and guidelines often refer to all funds. However, the processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In other cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors that should be considered in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement).

In evaluating proxy proposals, we consider information from many sources, including, but not limited to, an investment advisor unaffiliated with Vanguard that has investment and proxy voting authority with respect to Vanguard funds that hold shares in the applicable company, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. The Investment Stewardship Team does not vote in lockstep with recommendations from proxy advisors (such as Institutional Shareholder Services or Glass Lewis) for voting on behalf of the Vanguard funds. Data from proxy advisors serve as one of many inputs into our research process.

While serving as a framework, the guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Investment Stewardship Team, under the supervision of the Committee, will evaluate the issue and cast the fund’s vote in a manner that, in their view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

V. Conflicts of Interest

Vanguard takes seriously its commitment to avoid potential conflicts of interest. Vanguard funds invest in thousands of publicly listed companies worldwide. Those companies may include clients, potential clients, vendors, or competitors. Some companies may employ Vanguard trustees, former Vanguard executives, or family members of Vanguard personnel who have direct involvement in Vanguard’s Investment Stewardship program.

Vanguard’s approach to mitigating conflicts of interest begins with the funds’ proxy voting procedures. The procedures require that voting personnel act as fiduciaries, and must conduct their activities at all times in accordance with the following standards: (i) Fund shareholders’ interests come first; (ii) conflicts of interest must be avoided; (iii) and compromising situations must be avoided.

We maintain an important separation between Vanguard’s Investment Stewardship Team and other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest, and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, Vanguard may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.

Each externally managed fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisor’s guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.

V. Environmental and Social Proposals

Proposals in this category, initiated primarily by shareholders, typically request that a company enhance its disclosure or amend certain business practices. The funds will evaluate these resolutions in the context of our view that a company’s board has ultimate responsibility for providing effective ongoing oversight of relevant sector- and company-specific risks, including those related to environmental and social matters. The funds will evaluate each proposal on its merits and support those where we believe there is a logically demonstrable linkage between the specific proposal and long-term shareholder value of the company. Some of the factors considered when evaluating these proposals include the materiality of the issue, the quality of the current disclosures/business practices, and any progress by the company toward the adoption of best practices and/or industry norms.

VI. Voting in Markets Outside the United States

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the principles described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with the principles, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many other markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in other markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company That Has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents. A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders. In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote) or to refrain from voting excess shares if mirror voting is not practicable. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. Securities Lending

There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require us to restrict and/or recall the stock. In making this decision, we consider:

• The subject of the vote and whether, based on our knowledge and experience, we believe the topic is potentially material to the corporate governance and/or long term performance of the company;

• The Vanguard funds’ individual and/or aggregate equity investment in a company, and whether we estimate that voting Vanguard funds’ shares would affect the shareholder meeting outcome;

• The long-term impact to our fund shareholders, evaluating whether we believe the benefits of voting a company’s shares would outweigh the benefits of stock lending revenues in a particular instance.

The following is added as Appendix B to this Statement of Additional Information:

ArrowMark Partners Proxy Voting Policy and Procedures

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

ArrowMark votes proxies for all of its Clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Risks

In developing this policy and procedures, ArrowMark considered numerous risks associated with its voting of Client proxies. This analysis includes risks such as:

• ArrowMark does not maintain a written proxy voting policy as required by Rule 206(4)-6.

• Proxies are not voted in Clients’ best interests.

• Proxies are not identified and voted in a timely manner.

• Conflicts between ArrowMark’s interests and the Client are not identified; therefore, proxies are not voted appropriately.

• Third-party proxy voting services do not vote proxies according to ArrowMark’s instructions and in Clients’ best interests.

• Proxy voting records and Client requests to review proxy votes are not maintained.

ArrowMark has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.

Policy

It is the policy of ArrowMark to vote proxies in the best interest of its Clients. Proxies are an asset of a Client, which should be treated with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, ArrowMark will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

ArrowMark may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, ArrowMark may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits ArrowMark’s ability to sell the affected security during a blocking period that can last for several weeks. ArrowMark believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so ArrowMark generally abstains from voting when share blocking is required.

To assist ArrowMark in executing its voting responsibilities, we've engaged a third party proxy voting specialist, Glass Lewis & Co., LLC (“Glass Lewis” or the “Proxy Manager”). The services provided by Glass Lewis include in-depth research and voting recommendations intended to create shareholder value.

ArrowMark has reviewed the Proxy Manager’s Guidelines, and has determined that such Guidelines are consistent with its fiduciary responsibilities with respect to its Clients. ArrowMark will review any material amendments to such Guidelines.

Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy.

Procedures for Identification and Voting of Proxies

The Proxy Manager is responsible for ensuring that all proxies received are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Proxy Manager’s established guidelines (the “Guidelines”), ArrowMark retains the right to vote any proposal in a manner differing from the Guidelines. Such deviations from the Guidelines must be approved by the CCO with a written explanation of the rationale for the deviation. ArrowMark, in conjunction with the custodian, is responsible for ensuring that all corporate actions received are addressed in a timely manner and consistent action is taken across all portfolios.

ArrowMark’s authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a Client specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, ArrowMark will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Clients in accordance with established policies and procedures.

Procedures for Glass Lewis Reconciliation

ArrowMark provides Glass Lewis with a daily holdings file representing all accounts in which ArrowMark has proxy voting authority. ArrowMark’s account master file is reconciled with Glass Lewis’ account master file at least quarterly.

The daily reconciliation process performed by Glass Lewis is as follows:

1. ArrowMark’s holdings files from QED Financial Systems are automatically uploaded daily into the Glass Lewis’ ViewPoint system (“ViewPoint”).

2. If ViewPoint doesn’t recognize security IDs contained in the holdings files, the rejected holdings are sent to Glass Lewis’ securities processing group to be investigated. If there are other errors in the holdings file, the securities processing group will alert the client service manager who will contact ArrowMark.

3. New Meeting Notices and Agendas are automatically uploaded into the ViewPoint system. Each meeting contains one or more security identifiers associated with it.

4. The ViewPoint reconciliation engine determines if there are matches between holdings and meetings for which Glass Lewis has not received ballots. These matches are displayed on the Ballot Reconciliation workbench for ViewPoint client service managers and audit team members.

5. The reconciliation tool can be used for the creation of ballots based on holdings information and the meeting and agenda information. This is a service Glass Lewis offers to clients with accounts that are not contracted with a proxy distribution service, such as Broadridge (“BFS”) or GPD, for the delivery of ballots electronically. The ballots created by Glass Lewis are transmitted directly via email or fax to the custodians once investors’ vote execution instructions are carried out.

6. If reconciliation records are generated for positions in U.S. companies and/or positions in global companies held in accounts custodied at banks that do contract with a proxy distribution service for the delivery of proxy materials, Glass Lewis will consider these records as “missing ballots” if a ballot has not been received by 10 business days prior to meeting date.

7. Multiple times a week Glass Lewis sends an automated reconciliation file to BFS with all of our clients’ “open records.” 24 hours later BFS provides us with a response file containing control numbers or further account setup and/or reconciliation instructions. Control numbers are uploaded immediately into VP by the Ballot Reconciliation team. All remaining open records are researched by individual client service managers (i.e., ballot reconciliation and account setup requests/inquiries are sent by email to the custodian).

8. Once a ballot is created, the corresponding reconciliation record is automatically closed. A record can be closed manually if no ballot is created when the investigation of the issue determines that no ballot will be delivered.

Proxy Review Procedures

On a monthly basis, Glass Lewis provides ArrowMark with two reports: the Proxy Voting Report (“PVR”) and Analyze Voting Activity Report (“AVA”). The CCO or designee will review these reports monthly.

A PVR provides a snapshot of each meeting voted in a given time period and includes but isn’t limited to the following:

• Agenda Items

• Management Recommendations

• Glass Lewis Recommendations

• ArrowMark’s Policy Recommendations

• Vote Cast

The AVA can be used to get a broad look at ballot data or can be narrowed down very specifically to only include certain data points. These include:

• Meeting Types

• Vote Decisions (with or against management/policy/Glass Lewis)

• Country of Issue

• Specific Meeting Issues

• Proposal Categories

Both the PVR and AVA are able to show the vote recommendations generated by ArrowMark’s Policy, as well as the final vote decision.

Conflicts of Interest

ArrowMark is responsible for monitoring situations where the voting of proxies may present actual or perceived conflicts of interest between itself and Clients.

The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

§ Conflict: ArrowMark retains an institutional Client, or is in the process of retaining an institutional Client that is affiliated with an issuer that is held in ArrowMark’s Client portfolios.

For example, ArrowMark may be retained to manage Company A’s pension fund. Company A is a public company and ArrowMark Client accounts hold shares of Company A. This type of relationship may influence ArrowMark to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with ArrowMark.

§ Conflict: ArrowMark retains a Client, or is in the process of retaining a Client that is an officer or director of an issuer that is held in ArrowMark’s Client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

§ Conflict: ArrowMark’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ArrowMark’s Client portfolios. The spouse could attempt to influence ArrowMark to vote in favor of management.

§ Conflict: ArrowMark or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in ArrowMark’s Client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence ArrowMark to vote proxies in contradiction to the policy.

Where a proxy proposal raises a material conflict of interest between ArrowMark’s interests and that of one or more its Clients, including a mutual fund client, the Glass Lewis recommendations will be followed.

Glass Lewis Oversight

In addition to oversight elements included in the Review of Third-Party Service Providers Section, ArrowMark will routinely review Glass Lewis’ Conflict of Interest disclosures including their Conflict of Interest Disclosure list and Conflict Avoidance Procedures. See website for conflict information (http://www.glasslewis.com/about-glass-lewis/disclosure-of-conflict/).

Procedures for ArrowMark’s Receipt of Class Actions

ArrowMark recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

ArrowMark has engaged an independent class action service, Battea, to handle all class action proceedings.

Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, ArrowMark will maintain for the time periods set forth in the Rule: (i) These proxy voting procedures and policies, and all amendments thereto; (ii) All proxy statements received regarding Client securities (provided however, that the we may rely on the proxy statement filed on EDGAR as its records); (iii) A record of all votes cast on behalf of Clients; (iv) Records of all Client requests and subsequent responses regarding proxy voting information; (v) Any documents prepared by ArrowMark that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) All records relating to requests made to Clients regarding conflicts of interest in voting the proxy.

Such records will be maintained in a readily accessible manner for a period of at least seven years. Proxy statements on file with EDGAR or maintained by the Proxy Manager are not subject to these retention requirements.

Disclosure

ArrowMark will ensure that Part 2 of Form ADV and/or the Fund documents are updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how ArrowMark voted their securities.

ArrowMark will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX 60 days after June 30 of each year, and will provide information as requested by the client mutual funds' board of directors.

Proxy Solicitation

As a matter of practice, it is ArrowMark’s policy to not reveal or disclose to any Client how ArrowMark may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. ArrowMark will never disclose such information to unrelated third parties.

The CCO are to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO should handle all responses to such solicitations.

Baillie Gifford Proxy Voting Guidelines

Baillie Gifford has adopted the Governance and Sustainability Principles and Guidelines (the Guidelines) to vote proxies related to securities held by the funds.

The Guidelines are developed and administered by the Governance & Sustainability Team of the Baillie Gifford Group. This Governance & Sustainability Team sits alongside the investment teams and is responsible for the voting of proxies. The head of this Governance & Sustainability Team jointly reports to an investment partner of Baillie Gifford & Co., the parent of Baillie Gifford, and to the senior investment committee of the Investment Management Group of the Baillie Gifford Group.

The Guidelines cover Baillie Gifford’s approach to governance and sustainability matters including the following areas:

— Board Effectiveness and Composition

— Capital Allocation

— Governance Processes and Disclosure

— Remuneration

— Sustainability

Baillie Gifford recognizes that given the range of markets in which the Funds invest, one set of standards is unlikely to be appropriate. The Guidelines consequently take an issues based approach covering standards from a global perspective.

Pragmatic & Flexible Approach

Baillie Gifford recognizes that companies within particular markets operate under significantly differing conditions. The Guidelines are intended to provide an insight into how Baillie Gifford approaches voting and engagement on behalf of clients with it important to note that Baillie Gifford assesses every company individually. With respect to voting, Baillie Gifford will evaluate proposals on a case-by-case basis, based on what it believes to be in the best long-term interests of the clients, rather than rigidly applying a policy.

In evaluating each proxy, the Governance & Sustainability Team follows the Guidelines, while also considering third party analysis, Baillie Gifford’s and its affiliates own research and discussions with company management.

The Governance & Sustainability team oversees voting analysis and execution in conjunction with the investment managers. Baillie Gifford may elect not to vote on certain proxies. While Baillie Gifford endeavours to vote a fund’s shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in Baillie Gifford being prevented from trading for a certain period of time. When voting in these markets, Baillie Gifford assesses the benefits of voting clients’ shares against the relevant restrictions. Baillie Gifford may also not vote where it has sold out of a stock following the record date.

Conflicts of Interest

Baillie Gifford recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom the Baillie Gifford Group has a material business or personal relationship. The Governance & Sustainability Team of the Baillie Gifford Group is responsible for monitoring possible material conflicts of interest with respect to proxy voting.

For proxy votes that involve a potential conflict of interest that is not managed in line with the Conflicts of Interest policy, the Governance & Sustainability team report the conflict to the Investment Management Group (IMG) for discussion. The Governance & Sustainability team reports into the IMG which is comprised of several senior Baillie Gifford partners. These individuals review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interest of clients.

Barrow, Hanley Proxy Voting

Barrow, Hanley, Mewhinney & Strauss (BHMS) has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and under BHMS’s fiduciary duty, the Firm’s policy is to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. BHMS has adopted this Proxy Voting Policy, and maintains written procedures for the handling of research, voting, and reporting of the proxy votes, and making appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm’s Proxy Voting is included in BHMS’ Form ADV Part 2.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:

• Research on corporate governance, financial statements, business, legal and accounting risks;

• Proxy voting recommendations, including ESG (Environmental and Social Governance) voting guidelines;

• Portfolio accounting and reconciliation of shareholdings for voting purposes;

• Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

• BHMS’s Proxy Oversight Committee is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the CCO/CRO, the Responsible Investing Committee lead, the director of investment operations, the ESG research coordinator, and an at-large portfolio manager.

• BHMS’s proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the equity operations department.

• BHMS’s research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.

• BHMS’s equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’s Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

• Voting proxies for the Diversified Small Cap Value and Diversified Small/Mid Cap Value accounts is done in accordance with the proxy service provider’s recommendations for the following reasons:

o Investments are based on a quantitative model. Fundamental research is not performed for the holdings.
o The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

• Potential conflicts may arise when BHMS invests in equity securities of corporations that are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:

o Making voting decisions for the benefit of the shareholder(s), our clients;
o Uniformly voting every proxy based on BHMS’ internal research and consideration of Glass Lewis’ recommendations; and
o Documenting the votes of companies who are also clients of the Firm.

• If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the clients should have an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

• BHMS sends a daily electronic transfer of equity positions to the proxy service provider.

• The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

• BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

• Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

• BHMS’s Proxy Voting Guidelines are available upon request by calling: (214) 665- 1900, or by e-mailing: clientservices@barrowhanley.com.

• The proxy coordinators retain the following proxy records for at least seven years:

o These policies and procedures and any amendments;
o Proxy statements received regarding our clients’ securities;
o A record of each proxy we voted;
o Proxy voting reports that are sent to clients annually;
o Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and
o Records of any client’s request for proxy voting information.

Jackson Square Proxy Voting Policies and Procedures

Jackson Square has adopted written proxy voting policies and procedures (the “Procedures”) that govern the voting of client securities. The Procedures have been designed to ensure that Jackson Square votes proxies or gives proxy voting advice that is in the best interests of its clients. Jackson Square generally votes proxies with the goal of promoting high levels of corporate governance and adequate disclosure of company policies and practices.

The Procedures include specific proxy voting guidelines that set forth the general principles Jackson Square uses to determine how to vote in client accounts for which it has proxy voting responsibility. The Proxy Committee (the “Committee”), which includes the Chief Compliance Officer, reviews the Procedures to help ensure that they are designed to allow Jackson Square to vote proxies in a manner consistent with the best interests of its clients.

Jackson Square generally expects that its clients will authorize it to vote all proxies relating to shares held in an account over which it has investment discretion. At times, however, certain clients may direct Jackson Square how to vote on a particular proxy for a security held in the client’s account. Where a client has reserved the right to vote proxies, Jackson Square will not participate in voting of proxies.

Jackson Square reserves the right, on occasion, to abstain from voting a proxy or a specific proxy item when it concludes that the cost of voting outweighs the potential benefit or when Jackson Square otherwise believes that voting does not serve its clients’ best interests. Clients should also be aware that voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent Jackson Square from voting proxies for certain companies in these jurisdictions. For example, Jackson Square may receive shareholder meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets may require Jackson Square to provide local agents with power of attorney prior to implementing its voting instructions.

In order to facilitate the process of voting proxies, Jackson Square has contracted with Institutional Shareholder Services (“ISS”). Most proxies that Jackson Square receives on behalf of clients are voted by ISS in accordance with the proxy voting guidelines established by ISS. In these circumstances, ISS will review the relevant facts and circumstances and research the issue to determine how the proxy should be voted. The Committee and portfolio managers will also review such proxies and assess whether to override the ISS vote recommendations. Although Jackson Square generally votes proxies in accordance with the ISS vote recommendations, Jackson Square reserves the right to vote certain issues counter the ISS guidelines if, after a review of the matter, Jackson Square determines that such a vote would better serve the client’s best interests.

Because the majority of proxies are voted by ISS pursuant to the pre-determined guidelines, it normally is not be necessary for Jackson Square to make an actual determination of how to vote a particular proxy, thereby reducing conflicts of interest for Jackson Square during the proxy voting process. Nevertheless, the Procedures include a section to address the possibility of conflicts of interest between Jackson Square and its clients. In the instances where Jackson Square may consider voting a proxy contrary to the ISS recommendation, the Committee will first take steps to identify any possible conflict of interest. If there is no perceived conflict of interest, the Committee will vote the proxy according to its internal procedures. If the members of the Committee have actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation on how to vote the proxy in the best interest of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the client.

After a proxy has been voted for a client, ISS will create a record of the vote. The Committee is responsible for overseeing ISS’s proxy voting activities.

PRIMECAP Proxy Voting

PRIMECAP Management Company (“PRIMECAP”) acts as discretionary investment adviser for various clients, including investment companies registered under the Investment Company Act of 1940 and clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). PRIMECAP’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, PRIMECAP will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these guidelines.

Policy

PRIMECAP maintains a policy of voting proxies in a way which, in PRIMECAP’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. PRIMECAP believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, PRIMECAP is primarily concerned with maximizing the value of its clients’ investment portfolios.

PRIMECAP believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and PRIMECAP’s general position on each issue.

PRIMECAP believes that management, subject to the oversight of the relevant Board of Directors, is often in the best position to make decisions that serve the interests of shareholders. However, PRIMECAP votes against management on proposals where it perceives a conflict may exist between management and client interests or where the facts and circumstances indicate the proposal is not in its clients’ best interests.

Conflicts of Interest

From time to time conflicts of interest may exist in the proxy voting decision process where (a) portfolio companies are also clients of, or vendors to, PRIMECAP, (b) shareholder proposals are submitted by clients, or (c) proxies for which clients have publicly supported or actively solicited PRIMECAP to support a particular position. When a proxy proposal raises a potential material conflict of interest, possible conflict resolutions may include, but are not limited to: (a) vote in accordance with the guidelines to the extent that PRIMECAP has little or no discretion to deviate from the guidelines; (b) vote according to the recommendations of an independent proxy service firm retained by PRIMECAP; (c) vote in proportion to other shareholders; (d) disclose the conflict of interest to the client and obtain the client’s consent before voting; or (e) vote in other ways that are consistent with PRIMECAP’s obligation to vote in the clients’ best interest. Conflict resolution is determined based on the facts and circumstances of the potential or actual conflict of interest.

Procedures

Proxy Review Process

PRIMECAP’s Director of Research is responsible for coordinating the voting of proxies in a timely manner, consistent with PRIMECAP’s determination of the client’s best interests. PRIMECAP utilizes the services of a third-party proxy voting firm to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues.

The Director of Research reviews each proxy ballot for routine and non-routine items. Routine proxy items are typically voted with management unless the Director of Research or research analyst who follows the company determines additional review is necessary. Routine items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting and payment of dividends, approval of financial statements, and certain other administrative items. All other items are voted in accordance with the decision of the Director of Research, research analysts, or portfolio managers, depending on merits of each proposal, taking into account its effects on the specific company in question and on the company within its industry.

Limitations

PRIMECAP seeks to vote all of its clients’ proxies. In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where PRIMECAP has determined that it is in the client’s best interest, PRIMECAP will not vote proxies received. These circumstances may include, but are not limited to: when clients maintain proxy voting authority, when an account has been terminated, or when a client has a securities lending arrangement with its custodian and the securities are out on loan.

Proxy Voting Guidelines

PRIMECAP has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary by the Director of Research.

• Corporate Governance: PRIMECAP supports strong corporate governance practices and generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, and generally supports proposals that encourage responsiveness to shareholders. PRIMECAP evaluates board size, structure, and compensation on a case-by-case basis though generally believes the Directors and management of companies are in the best position to determine an efficient, functional structure for the Board of Directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of each proposal.

• Compensation: PRIMECAP generally supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, PRIMECAP considers, among other things: the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. PRIMECAP generally supports employee stock purchase plans and the establishment of 401(k) plans.

• Capital Structure: PRIMECAP generally supports increases to capital stock for legitimate financing needs but generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights. PRIMECAP generally supports share repurchases.

• Environmental and Social Issues: PRIMECAP votes on these issues based on their potential to improve the prospects for long-term success of a company and investment returns. PRIMECAP expects companies to comply with applicable laws and regulations with regards to environment and social standards.

Proxy Voting Records

Upon client request, PRIMECAP will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which PRIMECAP has proxy voting authority. PRIMECAP utilizes the services of a third-party proxy voting firm to maintain records on proxy votes for its clients.

Annual Assessment

PRIMECAP will conduct an annual assessment of this proxy voting policy and related procedures.

Schroders Proxy Voting Policy Summary

Proxy Voting General Principles

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer-term value of the security as an asset to the account.

Corporate Governance Committee

The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with Schroders to ensure compliance with this proxy voting policy. The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

The Schroders’ Group Corporate Governance Team (the “Team”) provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.

When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

The Team uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS’s and others’ recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders’ clients and the interests of Schroders and/or its employees. Schroders has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

• Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

• A proponent of a proxy proposal has a client relationship with Schroders;

• A proponent of a proxy proposal has a business relationship with Schroders;

• Schroders has business relationships with participants in proxy contests, corporate directors or director candidates.

Schroders is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. Schroders (or the Team on behalf of Schroders) will determine whether a proposal is material as follows:

• Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless Schroders has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

• Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless Schroders determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non -routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If Schroders determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows: A. If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy; B. If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable; C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders’ own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, Schroders will vote in accordance with ISS’ recommendation.

Voting Coverage

Schroders recognizes its responsibility to make considered use of voting rights. The overriding principle governing our approach to voting is to act in line with its fiduciary responsibilities in what we deem to be the interests of its clients.

Schroders normally hopes to support company management; however, it will withhold support or oppose management if it believes that it is in the best interests of its clients to do so.

Schroders votes on a variety of resolutions; however, the majority of resolutions target specific corporate governance issues which are required under local stock exchange listing requirements, including but not limited to: approval of directors, accepting reports and accounts, approval of incentive plans, capital allocation, reorganizations and mergers. Schroders does vote on both shareholder and management resolutions.

Schroders Corporate Governance specialists assess resolutions, applying its voting policy and guidelines (as outlined in its Environmental, Social and Governance Policy) to each agenda item. These specialists draw on external research, such as the Investment Association’s Institutional Voting Information Services, the Institutional Shareholder Services (ISS), and public reporting.

Schroders’ own research is also integral to our process and this will be conducted by both our investment and ESG analysts. Corporate Governance specialists will consult with the relevant analysts and portfolio managers to seek their view and better understand the corporate context. The final decision will reflect what investors and Corporate Governance specialists believe to be in the best long-term interest of their client. When voting, where there is insufficient information with which to make a voting decision Schroders may not vote.

In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these.

Schroders UK Stewardship Code Statement outlines its approach in this area in more detail for all of its international holdings and is publicly available.

Wellington Management Global Proxy Policy and Procedures

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management's Proxy Voting Guidelines (the "Guidelines") set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry, and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington Management:

1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interests of one or more clients to refrain from voting a given proxy.

2) Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines, and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., "For", "Against", "Abstain") are reviewed by Investment Research and voted in accordance with the Guidelines.

• Issues identified as "case-by-case" in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client's securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management's judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

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